Raymond James

U.S. Bank Conference

September 7, 2016

Disclosure

The information provided in this presentation is for the Raymond James U.S. Bank Conference September 7, 2016, information provided relates to both HopFed Bancorp, Inc. and Heritage Bank USA, Inc., the Company's wholly owned subsidiary.

Forward-Looking Statements

Statements herein that are not historical facts are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). These statements are subject to known and unknown risks, uncertainties and other factors which may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. You should understand that these statements are not guarantees of performance or results and are preliminary in nature. Statements preceded by, followed by or that otherwise include the words "believes", "expects", "anticipates", "intends", "projects", "estimates", "plans", "may increase", "may result", "will result", "may fluctuate" and similar expressions or future or conditional verbs such as "will", "should", "would", "may" and "could" are generally forward-looking in nature and not historical facts. You should consider the areas of risk described under the heading "Cautionary Note Regarding Forward-Looking Statements" and "Risk Factors" in our periodic reports filed with the Securities and Exchange Commission under the Securities Exchange Act of 1934 in connection with any forward-looking statements that may be made by us and our businesses generally. Except for our ongoing obligations to disclose material information under the federal securities laws, we undertake no obligation to release publicly any updates or revisions to any forward-looking statements, to report events or to report the occurrence of unanticipated events unless required by law.

SENIOR MANAGEMENT

- **John E. Peck**, *President & CEO*
- **Mike Woolfolk**, *Executive VP & COO*
- **Billy Duvall**, *Sr.VP & Chief Financial Officer*
- **Chip Knight**, *Sr.VP & Chief Credit Officer*

HopFed Bancorp, Inc.

Board of Directors

H. Joseph Dempsey, M.D.
Chairman of the Board
Anesthesiologist

Dr. Thomas I. Miller, C.P.A
President Emeritus of Murry State University and Professor Emeritus of Accounting

John E. Peck
President and Chief Executive Officer

Clay Smith
President – Pennyrile Ford, Lincoln, Mercury And Purchase Ford, Lincoln, Mercury

Ted Kinsey
Owner – Parkway Chrysler

Joseph Solomon
Retired – Bank CEO

Steve Hunt
Vice President – Agri-Power and Agri-Chem

Richard H. Perkins
Retired – Bank Examiner

Michael L. Woolfolk
Chief Operating Officer, Executive Vice President and Secretary


CALVERT CITY OFFICE
BENTON OFFICE
MURRAY OFFICES
FULTON OFFICES
CADIZ OFFICE
HOPKINSVILLE OFFICES
ELKTON OFFICE
CLARKSVILLE OFFICES
ERIN OFFICE
PLEASANT VIEW OFFICE
ASHLAND CITY OFFICE
KINGSTON SPRINGS OFFICE
NASHVILLE OFFICE
● Heritage Bank Offices
★ Heritage Bank Wealth Management Offices
▲ Heritage Bank Loan Production Office

HOPFEDBANCORP, INC.

Nashville LPO




NASHVILLE
•West End

HopFed Bancorp, Inc.

Loan Outstanding
(Thousands)


590,000
580,000
570,000
560,000
550,000
540,000
530,000
546,116
538,892
545,553
554,910
560,340
567,001
562,049
560,890
567,283
586,545
Jun-14
Sep-14
Dec-14
Mar-15
Jun-15
Sep-15
Dec-15
Mar-16
Jun-16

HOPFEDBANCORP, INC.

Nashville Loan Production Office
(Thousands)



40,000
35,000
30,000
25,000
20,000
15,000
10,000
5,000
0
1,799
7,726
8,703
14,856
16,439
23,316
36,153
Mar-15
Jun-15
Sep-15
Dec-15
Mar-16
Jun-16

HopFed Bancorp, Inc.

Quarterly Net Charge offs
(Thousands)


$1,000
$800
$600
$400
$200
$0
($200)
($400)
($600)
($800)
$299
($673)
$345
$334
$906
$322
$78
($5)
$104
Jun-14
Sep-14
Dec-14
Mar-15
Jun-15
Sep-15
Dec-15
Mar-16
Jun-16

Allowance For Loan Loss / Total Loans



1.70%
1.50%
1.30%
1.10%
0.90%
0.70%
1.53%
1.51%
1.15%
1.11%
0.99%
0.97%
1.01%
1.10%
1.15%
Jun-14
Sep-14
Dec-14
Mar-15
Jun-15
Sep-15
Dec-15
Mar-16
Jun-16

HOPFEDBANCORP, INC.

Non-Performing Assets
(Thousands)



12,000
10,000
8,000
6,000
4,000
2,000
0
10,225
3,071
5,102
4,476
8,851
10,380
9,158
6,486
12,295
Jun-14
Sep-14
Dec-14
Mar-15
Jun-15
Sep-15
Dec-15
Mar-16
Jun-16

Classified Loans
(Thousands)



$45,000
$40,000
$35,000
$30,000
$25,000
$20,000
$15,000
$10,000
$5,000
$0
$37,685
$38,406
$37,367
$31,888
$28,693
$23,485
$28,074
$27,462
$37,642
$33,730
Jun-14
Sep-14
Dec-14
Mar-15
Jun-15
Sep-15
Dec-15
Mar-16
Jun-16

HopFed Bancorp, Inc.

Quarterly Interest Expense
(Thousands)



$2,500
$2,250
$2,000
$1,750
$1,500
$1,250
$1,000
$2,354
$2,186
$2,001
$1,633
$1,612
$1,633
$1,672
$1,405
$1,268
Jun-14
Sep-14
Dec-14
Mar-15
Jun-15
Sep-15
Dec-15
Mar-16
Jun-16

Quarterly Non-Interest Expense
(Thousands)


13,000
12,000
11,000
10,000
9,000
8,000
7,000
6,000
5,000
7,447
7,563
11,582
7,470
8,234
7,553
7,188
7,683
7,609
Jun-14
Sep-14
Dec-14
Mar-15
Jun-15
Sep-15
Dec-15
Mar-16
Jun-16

Quarterly Net Interest Margin


4.00%
3.90%
3.80%
3.70%
3.60%
3.50%
3.40%
3.30%
3.20%
3.10%
3.00%
2.90%
2.80%
2.70%
3.02%
3.22%
3.06%
3.78%
3.17%
3.25%
3.21%
3.39%
3.28%
Jun-14
Sep-14
Dec-14
Mar-15
Jun-15
Sep-15
Dec-15
Mar-16
Jun-16

HOPFEDBANCORP, INC.

Quarterly Net Income
(Thousands)



$2,500
$2,000
$1,500
$1,000
$500
$0
($500)
($1,000)
($1,500)
$925
$1,953
($1,033)
$1,355
($117)
$510
$656
$509
$304
Jun-14
Sep-14
Dec-14
Mar-15
Jun-15
Sep-15
Dec-15
Mar-16
Jun-16

HopFed Bancorp, Inc.

Total Treasury Shares

•Aggregate Price Per Share

•$12.33



1,450,000
1,250,000
1,050,000
850,000
650,000
450,000
250,000
552,240
738,610
778,383
903,724
973,191
1,038,686
1,085,888
1,161,545
1,224,106
Jun-14
Sep-14
Dec-14
Mar-15
Jun-15
Sep-15
Dec-15
Mar-16
Jun-16

Book Value Per Share


$14.40
$14.20
$14.00
$13.80
$13.60
$13.40
$13.20
$13.00
$13.51
$13.72
$13.72
$14.10
$13.78
$13.99
$13.87
$14.17
$14.31
Jun-14
Sep-14
Dec-14
Mar-15
Jun-15
Sep-15
Dec-15
Mar-16
Jun-16